UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On April 26, 2006, UnitedHealth Group Incorporated (the "Company") announced that its Board of Directors, as part of the Board's ongoing commitment to advance best practices in corporate governance, has taken the following actions:

• Agreed that it will recommend that shareholders vote at the 2007 Annual Meeting to amend the Company's articles of incorporation to declassify its Board of Directors and remove supermajority approval requirements;

• Implemented share ownership guidelines for officers and directors;

• Implemented a requirement that all members of the Audit Committee be financial experts;

• Limited the number of outside boards of directors on which its directors may serve to 6;

• Appointed co-presiding lead directors for executive sessions; and

• Required all directors to attend director's education sessions.

In addition to the actions in the governance area, the Company also announced that the Board of Directors will act on the following items on Monday, May 1, 2006:

• Elimination of enhanced severance compensation in connection with change-in-control transactions;

• Freezing of benefits under Supplemental Retirement Plans;

• Elimination of non-cash perquisites for reporting officers; and

• Termination of further equity-based awards for a small number of the Company’s most senior and longest tenured executives for whom equity positions are well-established from prior years of service.

In addition to these items, the Board will also review overall levels of equity-based compensation, performance criteria for equity grants, vesting policies and level of director compensation.

Also on April 26, 2006, the Company issued a letter to its stockholders. A copy of the letter is attached hereto as Exhibit 99.1.

The letter contains forward-looking statements regarding the Company, to which the following cautionary statement applies:

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases, filings with the Securities and Exchange Commission, to stockholders and in meetings with analysts and investors. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include:

• increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services;

• heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers;

• events that may negatively affect our contract with AARP;

• uncertainties regarding changes in Medicare, including coordination of information systems and accuracy of certain assumptions;

• funding risks with respect to revenue received from Medicare and Medicaid programs;

• increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry;

• our ability to execute contracts on competitive terms with physicians, hospitals and other service providers;

• regulatory and other risks associated with the pharmacy benefits management industry;

• failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences;

• possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire;

• potential noncompliance by our business associates with patient privacy data;

• misappropriation of our proprietary technology; and

• anticipated benefits of acquiring PacifiCare may not be realized.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

99.1 Copy of letter issued by the Company on April 26, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

April 26, 2006	By:	David J. Lubben

Name: David J. Lubben
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Copy of letter issued by the Company on April 26, 2006